EXHIBIT 99.3

[LOGO]
GOLDMAN
SACHS
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                                                       GSAMP 2003-HE2 INITIAL                        16:57 Monday, July 28, 2003   1
                                                      Portfolio Summary Report
                                                  Prepared by Goldman, Sachs & Co.
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Pg   Pool Classification                                    Loans  8/1 Sched Balance  Curr WAC  8/1 WAM
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
0001 NO MI                                                  1,847    $299,079,454.94     7.915   351.29
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*** TOTALS ***                                              1,847    $299,079,454.94
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Disclaimer:
Copyright (C) 2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or
(ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs
International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman
Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and
Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in
Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a
Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.
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Project:              GSAMP 2003-HE2 INITIAL                                                         July 28, 2003  16:57  PAGE 0001
All                   NO MI


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Loans  8/1 Sched Balance  Curr WAC  Orig WAM Orig AM W  8/1 WAM 1st Cap  PerCap Life Ca Maxrate 8/1 MTR Margin   OLTV  COLTV    FICO
----- ------------------ --------- --------- --------- -------- ------- ------- ------- ------- ------- ------ ------ --------------
1,847    $299,079,454.94     7.915    353.73    355.52   351.29   2.654   1.117   6.240  14.205   26.50  5.757  74.09  74.38 579.489
----- ------------------ --------- --------- --------- -------- ------- ------- ------- ------- ------- ------ ------ --------------
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 Current Rate             8/1 Sched Balance         Orig Term            Orig AM WAM          8/1 Rem Term
 ------------------------ ------------------------- -------------------- -------------------- --------------------
  5.00- 5.49%        0.20  $0 - $25,000        0.01 109 - 120 Mth   0.03 109 - 120 Mth   0.03 109 - 120 Mth   0.03
  5.50- 5.99%        1.73  $25,000 - $50,000   0.90 121 - 180 Mth   2.97 121 - 180 Mth   1.97 121 - 180 Mth   2.97
  6.00- 6.49%        5.19  $50,000 - $100,00  13.59 181 - 240 Mth   0.71 181 - 240 Mth   0.71 181 - 240 Mth   0.71
  6.50- 6.99%       16.07  $100,000 - $150,0  18.55 301 - 360 Mth  96.29 301 - 360 Mth  97.29 301 - 360 Mth  96.29
  7.00- 7.49%       11.80  $150,000 - $200,0  18.76
  7.50- 7.99%       23.65  $200,000 - $250,0  15.75
  8.00- 8.49%       13.31  $250,001 - $275,0   4.55
  8.50- 8.99%       15.12  $275,001 - $350,0  11.27
  9.00- 9.49%        4.69  $350,001 - $450,0   9.10
  9.50- 9.99%        4.72  $450,001 - $550,0   4.41
 10.00-10.99%        2.69  $550,001 - $650,0   1.00
 11.00-12.49%        0.82  $650,001 - $750,0   1.20
 13.00-13.49%        0.01  $750,001 - $850,0   0.27
                           $850,001 - $950,0   0.63

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 Geography          Zip             FICO           OLTV               Comb OLTV          MI
 ------------------ --------------- -------------- ------------------ ------------------ -------------------------
 California   21.06 02360      0.40 Missing   0.12  0.01-50.00   9.24  0.01-50.00   8.81                    100.00
 New York     13.39 91011      0.35 460-479   0.03  50.01-60.0  12.00  50.01-60.0  12.00
 Massachuset   8.73 93010      0.35 480-499   0.06  60.01-70.0  13.53  60.01-70.0  13.66
 Florida       6.97 11215      0.34 500-519  16.47  70.01-75.0  10.50  70.01-75.0  10.54
 New Jersey    6.38 92008      0.33 520-539  14.35  75.01-80.0  22.49  75.01-80.0  22.53
 Texas         4.18 11782      0.33 540-559  12.73  80.01-85.0   9.79  80.01-85.0   9.84
 Virginia      3.20 55422      0.32 560-579  11.08  85.01-90.0  14.27  85.01-90.0  14.28
 Illinois      3.01 11787      0.32 580-619  21.05  90.01-95.0   5.10  90.01-95.0   5.12
 Colorado      2.70 10583      0.32 620-649  12.25  97.01-100.   3.08  95.01-97.0   0.02
 Pennsylvani   2.47 95624      0.32 650-699   7.80                     97.01-100.   3.21
 Maryland      2.25 11223      0.31 700-749   2.88
 Connecticut   2.04 76262      0.31 750-799   1.19
 *More*       23.62 *More*    96.01
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 Property Type                  Occupancy         Purpose                   Doc                    Lien       Pool
 ------------------------------ ----------------- ------------------------- ---------------------- ---------- -------------------
 SINGLE FAMILY            75.23 OWNER OCCU  94.34 CASHOUT REFI        75.71 FULL DOC         52.16  1   99.51 ACCREDITED     22.06
 2-4 FAMILY               10.29 NON-OWNER    4.78 PURCHASE            15.20 STATED DOC       46.36  2    0.49 OPTION ONE     77.94
 PUD                      10.01 SECOND HOM   0.88 RATE/TERM REFI       9.10 LIMITED DOC       1.47
 CONDO                     4.02
 MANUFACTURED HOUSING      0.46

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 Amort                8/1 MTR         Margins           1st Rate Cap Per Rate Cap  Life Cap      Maxrate             Prepay Months
 -------------------- --------------- ----------------- ------------ ------------- ------------- ------------------- --------------
 15 YEAR ARM     1.06 Missing   22.93  Missing    23.03   .    22.93    .    22.93    .    22.93  N/A          22.93     0     18.34
 2/28 ARMS      56.64   4        0.11  0.01-3.00   0.19  1.00   0.11   1.00  58.97   6.00  58.70 11.00-12.49%   3.65    12      6.47
 3/27 ARMS      19.26  13-24    56.73  3.01-5.00  22.28  1.50  17.65   1.50  18.10   7.00  18.32 12.50-12.99%   8.89    24     41.72
 6 Month
 Adjustable      0.11  25-36    19.26  5.01-6.00  26.03  3.00  59.31                 9.00   0.06 13.00-13.49%   7.30    30      0.26
 FIXED BALLOON   1.00 169-180    0.97  6.01-6.50  10.03                                          13.50-13.99%  15.88    36     29.87
 FIXED RATE     21.93                  6.51-7.00   7.49                                          14.00-14.49%  11.74    48      0.28
                                       7.01-7.50   5.21                                          14.50-14.99%  13.93    60      3.06
                                       7.51-8.00   3.58                                          15.00-15.49%   5.09
                                       8.01-8.50   1.25                                          15.50-15.99%   6.52
                                       8.51-9.00   0.65                                          16.00-16.49%   1.52
                                       9.01-9.50   0.18                                          16.50-16.99%   1.80
                                       9.51-10.0   0.02                                          17.00-17.49%   0.41
                                      10.51-11.0   0.04                                          17.50-17.99%   0.21
                                                                                                 18.00-18.49%   0.08
                                                                                                 *More*         0.04
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
Disclaimer:
Copyright (C) 2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or
(ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs
International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman
Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and
Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in
Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a
Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.
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